SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THESECURITIES EXCHANGE ACT OF 1934

Date of the Report:  February 14, 2003

Commission file number 0-16182

AXSYS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	11-1962029
(State or other jurisdiction of incorporation or organization)	I.R.S Employer Identification Number

175 Capital Boulevard, Suite 103
Rocky Hill, Connecticut	06067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 257-0200

Item 5.  Other Events and Regulation FD Disclosure.

In a press release on February 13,2003, Axsys Technologies, Inc. (Nasdaq: AXYS) announced its fourth quarter 2002 financial results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibit 99.1          Axsys Technologies, Inc. Press Release dated February 13, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  February 14, 2003

AXSYS TECHNOLOGIES, INC.
(Registrant)

By:	/s/ David A. Almeida
David A. Almeida
Chief Financial Officer